UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 14, 2014

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Item 1.01                      Entry into a Material Definitive Agreement

On March 14, 2014, the Registrant’s wholly owned subsidiary ESCO Technologies Holding LLC (“Seller”) entered into a Securities Purchase Agreement (the “Agreement”) with Meter Readings Holding, LLC (“Buyer”), an affiliate of Sun Capital Partners, Inc. (“Sun”).  Pursuant to the Agreement, Buyer will acquire Seller’s wholly-owned subsidiary Aclara Technologies LLC as well as two related business entities, Aclara International LLC and Distribution Control Systems Caribe, Inc. (collectively, “Aclara”).  Other than in respect of the Agreement itself, there is no material relationship between the Registrant or its affiliates and Buyer or its affiliates.  Since the third quarter of Registrant’s 2013 fiscal year, Aclara has been reflected on the Registrant’s financial statements as discontinued operations/assets held for sale.

The Agreement provides for a purchase price of $130 million in cash, plus or minus certain customary adjustments to Aclara’s working capital specified in the Agreement.  In addition, approximately $20 million of specified Aclara receivables will be paid to the Registrant when collected by Aclara.

The Agreement contains representations, warranties and covenants of the parties (including a non-competition covenant) typical in sale contracts of this kind and scope.  The representations and warranties which relate to the state of Aclara’s business will generally expire at the Closing, while the representations and warranties relating to the existence, power and authority of the parties, the validity and enforceability of the Agreement, the capitalization and ownership of Aclara, taxes, and brokers and finders, will survive until the expiration of the respective statutes of limitations.  The representations, warranties and covenants contained in the Agreement were made only for purposes of that Agreement and as of specific dates; were solely for the benefit of the parties to the Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them, which may differ from those applicable to investors.

The consummation of the sale (the “Closing”) is expected to occur by the end of March 2014, as promptly as practicable after the satisfaction or waiver of customary closing conditions, including termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  The Closing is also subject to the execution of certain ancillary agreements and releases by the Registrant or its affiliates and the Buyer, including a Transition Services Agreement between the Registrant and the Buyer, and a Guarantee Reimbursement Agreement among the Registrant, Aclara Technologies LLC and Sun.  The Guarantee Reimbursement Agreement provides that, because the Registrant’s existing guarantees of Aclara’s performance obligations under a limited number of Aclara contracts will remain in effect following the Closing, Aclara will reimburse the Registrant for any amounts that the Registrant may be required to pay under those guarantees.  The Registrant will receive regular reports on the status of the contracts, will retain its rights to assert Aclara’s defenses as well as certain rights to cure defaults, and in the event of a breach will be entitled to notification and to access to customer technology escrows.  Sun, Aclara and their successors are not permitted to expand the guaranteed contracts beyond their original scope.

On March 17, 2014 the Registrant issued a press release (furnished as Exhibit 99.1 to this report) announcing the Agreement.

Item 7.01                      Regulation FD Disclosure

On March 17, 2014, the Registrant issued a press release (furnished as Exhibit 99.1 to this report) announcing that it has entered into the Securities Purchase Agreement described in Item 1.01 of this Report.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                          Exhibit
99.1                          Press Release dated March 17, 2014

Other Matters

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and its Exhibits only as inactive textual references, and the Registrant does not intend them to be active links to its web site.  Information contained on the Registrant’s web site does not constitute part of this Form 8-K or its Exhibits.

Forward Looking Statements

Statements contained in this Form 8-K and its Exhibits regarding future events are considered “forward-looking statements” within the meaning of the safe harbor provisions of the Federal securities laws.  These include, but are not necessarily limited to, statements about: gross and net cash proceeds from the sale of Aclara and the use of such proceeds; the certainty and timing of the Aclara divestiture; the Registrant’s ability to pay down outstanding debt and its future debt position; book losses, write-offs and other charges resulting from the sale of Aclara; and any other statements contained herein which are not strictly historical.  Words such as expects, anticipates, targets, goals, projects, intends, plans, believes, estimates, variations of such words, and similar expressions are intended to identify such forward-looking statements.

Investors are cautioned that such statements are only predictions and speak only as of the date of this Report, and the Registrant undertakes no duty to update them except as may be required by applicable laws or regulations.  The Registrant’s actual results in the future may differ materially from those projected in the forward-looking statements.  Factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, without limitation:  material changes in the Aclara business impacting the closing of the transaction; the final working capital adjustment and total transaction costs in connection with the Aclara divestiture; tax elections made by Aclara after closing; the factors described in Item 1A, Risk Factors, of the Registrant’s annual report on Form 10-K for the year ended September 30, 2013; and the other factors set forth under “Forward Looking Statements” in Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 17, 2014.
ESCO TECHNOLOGIES INC.

By:   /s/G.E. Muenster
G.E. Muenster
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                          Exhibit
99.1                          Press Release dated March 17, 2014